Exhbit 10.5


                        AMENDMENT NO. 1 TO LOAN AGREEMENT

      THIS AMENDMENT NO. 1 TO LOAN AGREEMENT ("Amendment") is entered as of the 30th day of November, 2000, by and between NeighborhoodFind.com, LLC, a Delaware limited liability company ("Borrower") and Commerce Capital, L.P., a Tennessee limited partnership ("Lender").

                                    RECITALS:

      WHEREAS, Borrower and Lender are parties to a Loan Agreement dated as of June 13, 2000 (the "Original Loan Agreement"), pursuant to which Lender loaned to Borrower the sum of $800,000 (the "Initial Loan"); and

      WHEREAS, to secure repayment of principal of and interest on the Original Loan, Borrower and Lender entered a Security Agreement dated as of June 13, 2000 (the "Original Security Agreement"), and an Intellectual Property Security Agreement dated as of June 13, 2000 (the "Original Intellectual Property Security Agreement"); and

      WHEREAS, Borrower has requested that Lender loan to Borrower an additional $380,000 (the "Subsequent Advance"), and Lender is willing to do so, subject, among other things, to Borrower's execution and delivery of this Amendment and various other documents.

      NOW, THEREFORE, in consideration of the premises, Lender's willingness subject to the terms and conditions hereof to make the Subsequent Advance, and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

      1. Subsequent Advance. Subject to the terms and conditions hereof, Lender agrees to make the Subsequent Advance to Borrower, by wire transfer of immediately available funds pursuant to Borrower's written instructions. The Subsequent Advance shall be evidenced by a Secured Promissory Note of even date herewith, executed by Borrower in favor of Lender (the "Subsequent Note").

      2. Amendment of Original Loan Agreement. The first "WHEREAS" clause in the Original Loan Agreement, under the heading "RECITALS", is hereby amended, by deleting the second parenthetical phrase in the second line thereof and inserting in its place the parenthetical phrase "(together with any amounts subsequently advanced by Lender to Borrower, the "Loan")". Section 1.1 of the Original Loan Agreement is hereby amended, by (a) deleting the parenthetical phrase in the fifth line thereof and inserting in its place the parenthetical phrase "(together with any promissory notes subsequently executed by Borrower in favor of Lender, or any amendments or restatements of any of the foregoing, the "Note")"; and (b) inserting in the sixth line thereof, immediately after the words "and any other instruments and documents" the words "as amended from time to time".


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      3. Ratification and Reaffirmation of Loan Documents. The Borrower hereby ratifies and reaffirms its obligations under each of the Loan Documents and agrees that any reference in any of such Loan Documents to the Note, the Loan, the Obligations, or words of like effect shall include the Note, the Loan and the Obligations as defined in the Original Loan Agreement, the Original Security Agreement, and the Original Intellectual Property Security Agreement and the debt and obligations of Borrower under this Amendment and the Subsequent Note.

      4. Representations and Warranties of Borrower. Borrower hereby reaffirms, and represents and warrants to Lender as of the date of this Amendment, each of the representations and warranties contained in ARTICLE 2 of the Original Loan Agreement, except (a) as otherwise provided in any schedules to the Original Loan Agreement, (b) for changes in the financial condition of Borrower resulting from the operation of its business in the ordinary course, as reflected on the interim, unaudited financial statements delivered to Lender since the date of the Original Loan Agreement, and (c) as set forth on Schedule 4 hereto.

      5. Conditions to Effectiveness. The following shall be conditions precedent to the effectiveness of this Amendment and the obligations of Lender to make the Subsequent Advance: (a) Lender shall have received an opinion of Borrower's counsel regarding the effectiveness and enforceability of this Amendment and the other documents related hereto, in form and substance reasonably satisfactory to Lender; (b) Borrower shall have paid to Lender a processing fee in the amount of $7,600 and shall have reimbursed Lender for its expenses in connection herewith, including reasonable attorney's fees; and (c) Lender shall have received such other documents, including without limitation forms required to be completed and filed by the United States Small Business Administration, as Lender shall reasonably request.

      6. Effect on Original Loan Agreement. Upon the satisfaction of the conditions precedent set forth above, the original Loan Agreement shall be amended as provided in this Amendment, and all references in any of the Loan Documents (as defined in the Loan Agreement) shall be deemed to mean the Original Agreement as amended by this Amendment.

      IN WITNESS WHEREOF, the Borrower and the Lender have each caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                    NEIGHBORHOODFIND.COM, LLC


                                    By:-----------------------------------------

                                    Title:--------------------------------------


                                    COMMERCE CAPITAL, L.P.


                                         Commerce Equity Capital
                                    By:  Corporation, General Partner
                                         ---------------------------------------

                                    By:-----------------------------------------

                                    Title:--------------------------------------